================================================================================


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           Equitable Resources, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO OF EQUITABLE RESOURCES]                             One Oxford Centre
                                                          Suite 3300
                                                          Pittsburgh, PA  15219





                    Notice of Annual Meeting of Shareholders

                            To Be Held May 26, 1999


   The Annual Meeting of Shareholders of Equitable Resources, Inc. will be held on Wednesday, May 26, 1999, at 10 a.m., Eastern Daylight Time, in the Union Trust Building at Two Mellon Bank Center, 10th Floor, 501 Grant Street, Pittsburgh, Pennsylvania, for the following purposes:

   (1) To elect three directors, each to serve for a term of three years.

   (2) To ratify the appointment of the firm of Ernst & Young LLP as independent auditors for the year 1999.

   (3) To consider and act upon a proposal to approve the 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan.

   (4) To consider and act upon a proposal to approve the 1999 Equitable Resources, Inc. Long-Term Incentive Plan.

   (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on April 14, 1999, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

   If you plan to attend the meeting, please complete and return the form which is attached to the proxy card. An admission card will be mailed to you prior to the meeting. Presentation of the admission card upon arrival will expedite registration.


                                By Order of the Board of Directors

                                      /s/ Audrey C. Moeller

                                        AUDREY C. MOELLER
                              Vice President and Corporate Secretary

April 22, 1999


                 YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND
                 ----------------------------------------------
                  MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE
                  -------------------------------------------

                                PROXY STATEMENT


   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Equitable Resources, Inc. (the "Company" or "Equitable ") for use at the Annual Meeting of Shareholders of the Company on Wednesday, May 26, 1999, and at any adjournment thereof. Any proxy given pursuant to this solicitation may be revoked at any time by written or oral notice to the Corporate Secretary prior to exercise of the proxy. The shares represented by the proxy will be voted in accordance with the specification made. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals presented to shareholders. This proxy statement and accompanying proxy will be mailed to holders of common stock on or about April 22, 1999.

                       VOTING SECURITIES AND RECORD DATE

   Shareholders of record at the close of business on April 14, 1999, are entitled to notice of and to vote at the Annual Meeting. As of that date, 34,107,403 shares of common stock were outstanding and entitled to be voted. Treasury shares are not included in the total. Record holders are entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting and have cumulative voting rights for the election of directors.

   If a shareholder is a participant in the Company's Dividend Reinvestment and Stock Purchase Plan, the proxy card represents the number of shares in the participant's dividend reinvestment account on the record date, as well as shares registered in the participant's name. Employees holding Company stock in the Employee Savings Plan, the Employee Savings and Protection Plan, the Employee Stock Purchase Plan, and/or the Executive Retention Program will receive separate proxy cards and their votes will be cast by the Trustee or Administrator of said Plans, in accordance with the instructions on the returned proxy cards.

   Except as set forth below, the Company does not know of any holder who has or shares voting or investment power over more than 5% of the Company's common stock.

                                                                             Shares                     Percent of
                                                                           Beneficially                Common Stock
         Name and Address                                                     Owned                     Outstanding
         ----------------                                                  ------------                ------------
Wellington Management Company, LLP                                           5,177,800/1/                   13.94%
75 State Street
Boston, MA  02109

The Prudential Insurance Company of America                                  2,122,225/2/                    5.71%
751 Broad Street
Newark, NJ  07102

_________________________

/1/ This information is based on a Schedule 13G for the year ended December 31, 1998, filed with the Securities and Exchange Commission, reporting that Wellington Management Company, LLP has shared voting power over 1,325,000 shares and shared dispositive power over 5,177,800 shares.

/2/ This information is based on a Schedule 13G for the year ended December 31, 1998, filed with the Securities and Exchange Commission, reporting that The Prudential Insurance Company of America has sole voting and dispositive power over 4,725 shares and shared voting and dispositive power over 2,117,500 shares.

   As of March 15, 1999, all nominees, directors and officers as a group beneficially owned 1,940,796 shares representing approximately 5.2% of the Company's outstanding common stock. No nominee, director or named executive officer owned more than 1% of such shares. In computing the percentage ownership for each individual and all nominees, directors and officers as a group, the shares subject to acquisition within 60 days after March 15, 1999, by the particular individual and group are deemed outstanding.



                                   ITEM NO. 1
                             ELECTION OF DIRECTORS


   Pursuant to the Company's Articles, the Board of Directors is divided into three classes and the term of one class expires each year. At the Annual Meeting, three nominees will stand for election. The terms of Phyllis A. Domm, Ed. D., James E. Rohr and David S. Shapira as Directors expire at the Annual Meeting. All nominees were previously elected by the shareholders.

   To be eligible for election as directors, persons nominated other than by the Board of Directors must be nominated in accordance with the procedures set forth in the By-Laws which require that notice be received by the Corporate Secretary at least 60 days, but not more than 90 days, prior to the date of the Annual Meeting, containing certain information regarding the person or persons to be nominated and the shareholder giving such notice.

   Record holders of common stock have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each record shareholder to as many votes as shall equal the number of whole shares held by such shareholder multiplied by the number of directors to be elected, and each such shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees as such shareholder sees fit. The nominees receiving the highest number of votes are elected.

   Unless authority to do so is withheld by the shareholder, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named. Unless otherwise indicated on the proxy by the shareholder, the votes represented by any proxy may be cumulated and voted at the discretion of the persons named as proxies in favor of any one or more of the nominees. The effect of cumulation and voting in accordance with this discretionary authority may be to offset the effect of a shareholder's having withheld authority to vote for individual nominees because the persons named as proxies will be able to allocate the votes of shareholders who have not withheld authority to vote in any manner they determine among the nominees. If any of the nominees becomes unavailable for election for any reason, the persons named as proxies in the accompanying proxy intend to vote for such substitute nominees as the Board may propose, unless the Board adopts a resolution reducing the number of directors.

   The information set forth below is given as of March 15, 1999. Each nominee for election at this meeting and each director continuing in office has had the same principal occupation during the past five years unless otherwise indicated. Each individual has sole voting power and sole investment power with respect to the shares shown, except as indicated in the footnotes below.

                   CLASS I NOMINEES FOR ELECTION AS DIRECTORS
                          WITH TERMS EXPIRING IN 2002



[PHOTO]        PHYLLIS A. DOMM, Ed. D.  Age 52 Director since May 1996

               Vice President - Human Resources, MedStar Health (health care services) since March 1998; President, Management and Marketing Solutions, Inc. (marketing, public relations and human resources consulting) July 1997 through February 1998; Senior Vice President - Health Care Services, Intracoastal Health Systems, Inc. April 1995 through June 1997; Vice President - Human Resources, Inova Health System, October 1992 through March 1995.

               Member of the Audit and Compensation Committees.

               Shares Owned:  845



[PHOTO]        JAMES E. ROHR     Age 50      Director since May 1996

               President and Chief Operating Officer of PNC Bank Corp. (financial services) since April 1998; President of PNC Bank Corp. from January 1992; President and Chief Operating Officer of PNC Bank, N.A. since April 1988. Also a director of Allegheny Teledyne Incorporated and PNC Bank Corp.

               Member of the Compensation and Executive Committees.

               Shares Owned:  5,500



[PHOTO]        DAVID S. SHAPIRA       Age 57   Director since May 1987

               Chairman and Chief Executive Officer of Giant Eagle, Inc. (retail grocery store chain) since February 1994; Chief Executive Officer of Giant Eagle, April 1992 through January 1994; Chairman of the Board of Phar-Mor, Inc. (retail chain of general merchandise and variety stores), February 1993 to September 11, 1995. Also a director of Action Industries, Inc. and Mellon Bank Corporation.

               Member of the Audit and Corporate Governance Committees.

               Shares owned:  2,575  (b) (d)

                 CLASS II DIRECTORS WITH TERMS EXPIRING IN 2000


[PHOTO]        E. LAWRENCE KEYES, JR. Age 69   Director since May 1988

               Partner, The Fortune Group, LLC (management consulting and investment banking firm) since January 1987.

               Chairman of the Compensation Committee.

               Shares owned:  2,200  (b)



[PHOTO]        THOMAS A. McCONOMY     Age 65   Director since May 1991

               Chairman of the Board and interim President and Chief Executive Officer of Calgon Carbon Corporation (manufacturer and marketer of activated carbon and related products and services) since February 19, 1998; Chairman of the Board of Calgon Carbon Corporation from July 1994 to February 19, 1998; President and Chief Executive Officer of Calgon Carbon Corporation from January 1990 through June 1994.

               Chairman of the Corporate Governance Committee and a member of the Compensation Committee.

               Shares owned:  2,200  (a) (b)


[PHOTO]        GUY W. NICHOLS         Age 73   Director since July 1997

               Retired Chairman and Chief Executive Officer, New England Electric System (electric utility).

               Member of the Audit Committee.

               Shares owned:  10,000



[PHOTO]        MALCOLM M. PRINE       Age 70   Director since May 1982

               Chairman of the Board, Core Materials Corp. (manufacturer of plastics moulding) since January 1997; President, Malcar, Inc. (housing business) since January 1990; Chairman and Chief Executive Officer, Bundy Industries, Inc., December 1989 through August 1995. Also a director of Core Materials Corp.

               Chairman of the Audit Committee and a member of the Corporate Governance and Executive Committees.

               Shares owned:  2,848  (b)

                CLASS III DIRECTORS WITH TERMS EXPIRING IN 2001


[PHOTO]        PAUL CHRISTIANO, Ph. D.   Age 56  Director since May 1996

               Provost of Carnegie Mellon University (private co-educational research university) since July 1991.

               Member of the Audit Committee.

               Shares Owned:  223



[PHOTO]        MURRY S. GERBER        Age 46   Director since May 1998

               President and Chief Executive Officer of the Company since June 1998. Chief Executive Officer, Coral Energy, L.P. (energy marketing and services) November 1996 through May 1998; Treasurer, Shell Oil Company, October 1994 through October 1996; General Manager, Strategic Planning/Exploration & Production, Shell Oil Company, February 1992 through September 1994.

               Member of the Executive Committee.

               Shares owned:  59,549  (a) (b) (e) (f) (g)



[PHOTO]        DONALD I. MORITZ       Age 71   Director since June 1972

               Retired Chairman and Chief Executive Officer of the Company; Interim President and Chief Executive Officer of the Company from July 17, 1997 through May 1998; Chairman and Chief Executive Officer of the Company, December 1993 until retirement in December 1994.

               Chairman of the Executive Committee and a member of the Corporate Governance Committee.

               Shares owned:  223,292  (a) (b) (c)


[PHOTO]        J. MICHAEL TALBERT     Age 52    Director since May 1995

               Chairman and Chief Executive Officer of Transocean Offshore Inc. (owns and operates offshore drilling rigs) since September 1994; President and Chief Executive Officer, Lone Star Gas Company, January 1991 through August 1994. Also a director of Transocean Offshore Inc.

               Member of the Compensation, Corporate Governance and Executive Committees.

               Shares owned:  4,000  (b)

All nominees, directors and officers (including those named above) 1,940,796 shares (a)(b)(c)(d)(e)(f)(g)

(a) Includes shares held jointly with spouse as to which voting power and investment power are shared.

(b) Includes the following shares which may be acquired within 60 days after March 15, 1999, through the exercise of stock options: Mr. Gerber, 50,000; Mr. Keyes, 1,000; Mr. McConomy, 1,000; Mr. Moritz, 135,000; Mr. Prine, 1,000; Mr. Shapira, 1,000; Mr. Talbert, 3,000; all nominees, directors and officers as a group (18 persons), 213,800 shares.

(c) Does not include 1,350 shares owned by Mr. Moritz's wife as to which he disclaims beneficial ownership.

(d) Shares are held in a trust of which Mr. Shapira is a co-trustee and has a beneficial interest and shares voting and investment power.

(e) Includes shares allocated under the Company's Employee Savings Plan: Mr. Gerber, 529 shares; all officers, 7,543 shares.

(f) Includes shares allocated under the Company's Employee Stock Purchase Plan:
    Mr. Gerber, 945 shares; all officers, 6,714 shares.

(g) Includes 5,000 stock awards which vest on May 4, 1999.

Board of Directors and its Committees

   The Board of Directors held six regular meetings and three special meetings during 1998. The standing committees of the Board are the Audit, Compensation, Corporate Governance and Executive Committees. During 1998, attendance of the directors at Board and Committee meetings averaged 93%.

   The Audit Committee consists of five non-employee directors. It reviews the annual financial statements of the Company, examines and considers the scope and adequacy of audits performed by the independent auditors and the Company's internal auditing function, as well as other financial affairs of the Company; recommends to the Board of Directors an independent auditing firm to audit the Company's financial statements; reviews the adequacy of internal controls and management's implementation of recommendations made by the independent auditors and by the auditors performing the internal audit function with respect to their audit activities; and approves fees charged by the independent auditors. It also reviews environmental matters, audits and compliance programs and monitors the overall environmental strategy of the Company. The Committee held five meetings in 1998.

   The Compensation Committee consists of five non-employee directors. It reviews the salaries of all executive officers and makes recommendations to the Board of Directors for its approval. It also administers the Short-Term Incentive Compensation Plan, the Long-Term Incentive Plan and the Non-Employee Directors' Stock Incentive Plan. It addresses, recommends and approves any other compensation and benefits issues which apply to the officers of the Company, including perquisites that require Board approval. The Committee held ten meetings in 1998.

   The Corporate Governance Committee consists of four non-employee directors and Mr. Moritz who served as interim Chief Executive Officer through May 31, 1998. The Committee is responsible for recommending to the Board of Directors persons to be nominated for election as directors of the Company and monitoring and recommending enhancements to the Company's corporate governance framework, particularly with respect to the structure, processes, and proceedings of the Board of Directors. In performing the nominating function, the Committee attempts to locate candidates for Board membership who have attained a prominent position in their field of endeavor and whose backgrounds indicate that they have broad knowledge and experience and the ability to exercise sound business judgment. The Committee will consider nominees recommended by shareholders.
Any such recommendation, together with the nominee's qualifications and consent to be considered as a nominee, should be sent to the Corporate Secretary. The Committee is also responsible for recommending the level of compensation and other fringe benefits for the Directors. The Committee held two meetings in 1998.

   The Executive Committee consists of three non-employee directors, Mr. Moritz who served as interim Chief Executive Officer through May 31, 1998 and Murry S. Gerber, President and Chief Executive Officer. It examines proposed acquisitions and similar new ventures and advises management with regard to the expansion or disposition of the Company's businesses through mergers, acquisitions, sales and similar transactions. The Committee has the authority to act in all matters that the full Board may act upon when the Board is not in session, unless limited by a resolution of the Board and except to the extent limited by law. The Committee held three meetings in 1998.

Directors' Compensation and Retirement Program

   Directors of the Company receive (i) an annual retainer of $24,000 payable quarterly; (ii) a fee of $1,000 for each Board meeting attended; (iii) a fee of $1,000 for each Committee meeting attended; and (iv) a fee of $500 for telephonic participation in a meeting. Under a deferred compensation plan for non-employee directors, these fees may be deferred until termination of services as a director or such earlier time as the director may elect.

   All non-employee directors who have reached age 58 at the date of retirement as a director with at least 60 months of service as a director qualify for benefits under a retirement program for the directors. A qualified director who retires as a director after reaching age 72 with at least 60 months of service, or retires prior to age 72 with at least 120 months of service, is entitled to receive a benefit equal to the quarterly retainer for 40 quarters or until death, whichever occurs first. A qualified director who retires as a director prior to age 72 with less than 120 months of service is entitled to receive a benefit payable for 40 quarters or until death, whichever occurs first, equal to 50% of the quarterly retainer, plus 10% for each additional 12 months of service in excess of 60 months.

   In recognition of services rendered by non-employee directors and in furtherance of its community support, the Company uses a life insurance program to fund contributions to qualified organizations upon the death of a director. Each participating director is insured for $500,000 under policies owned by the Company. Where possible, policies are written on two directors' lives, with $500,000 payable at each death. The program restricts bequests to civic, charitable and educational organizations with emphasis on those in the Company's operating/service areas. New directors will qualify for participation after serving on the Board for 36 months. The cost of the program is nominal.

   The Company also provides non-employee directors with $20,000 of life insurance, $20,000 of accidental death and dismemberment insurance and $100,000 of travel accident insurance while traveling on Company business.

   Under the terms of the 1994 Non-Employee Directors' Stock Incentive Plan, on June 1 of each year each non-employee director is granted an option to purchase 500 shares of the Company's common stock at an exercise price which is 100% of the fair market value of a share on the date of such grant. The option is exercisable upon the earlier of three years from the date of grant or upon termination of service as a director by reason of retirement, disability or death. Newly elected directors, on the first day of June following their election, are automatically granted an initial option grant for 2,500 shares of the Company's common stock at an exercise price of 100% of the market value of a share on the grant date, in addition to receiving the annual option grant for 500 shares which all non-employee directors automatically receive on June 1 of each year. No options could be granted under this Plan after June 1998.

   On March 17, 1999, the Board of Directors approved, subject to shareholder approval, the 1999 Non-Employee Directors' Stock Incentive Plan which is more fully described in Item 3 hereof.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission and the New York Stock Exchange various reports as to ownership of such common stock. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on information provided to the Company by individual officers and directors, the Company believes that during 1998 its officers and directors have timely complied with all filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation of the Company's chief executive officer and each of the other four most highly compensated executive officers of the Company at the end of the last completed fiscal year, as well as the compensation of Donald I. Moritz who served as interim President and Chief Executive Officer through May, 1998 and R. Gerald Bennett who resigned from the Company in December, 1998 but otherwise would have been one of the four most highly compensated executive officers.


                           SUMMARY COMPENSATION TABLE


                                                  Annual Compensation                     Long Term Compensation
                                         -----------------------------------------------------------------------------------
                                                                                                Awards
                                                                                  ---------------------------------
                                                                     Other        Restricted            Securities
                                                                     Annual         Stock               Underlying     All Other
                                          Salary     Bonus        Compensation     Award(s)            Options/SARs   Compensation
Name and Principal Position         Year    ($)      ($) (1)          ($)          ($)  (2)                 #          ($)(3)(4)
----------------------------------------------------------------------------------------------------------------------------------
Murry S. Gerber                     1998  291,681   300,000            0           436,785              210,000/0        20,417
Director, President and             1997
Chief Executive Officer             1996
----------------------------------------------------------------------------------------------------------------------------------
Donald I. Moritz                    1998  217,750         0            0                 0                      0        67,474
Director, Interim President         1997  238,823   355,000            0                 0                    0/0        70,704
and Chief Executive Officer         1996
----------------------------------------------------------------------------------------------------------------------------------
David L. Porges                     1998  135,000   175,000            0           291,250                 94,000         5,400
Senior Vice President and           1997
Chief Financial Officer             1996
----------------------------------------------------------------------------------------------------------------------------------
R. Gerald Bennett                   1998  261,500         0            0                 0               34,000/0        13,086
Senior Vice President               1997  245,600   160,000            0           187,217/(5)/                 0        28,866
                                    1996  140,000    91,000            0                 0               33,400/0         7,800
----------------------------------------------------------------------------------------------------------------------------------
John C. Gongas, Jr.                 1998  252,125         0            0                 0               34,000/0        19,766
Senior Vice President               1997  220,810   160,000            0           170,340                    0/0        27,117
                                    1996  207,004   115,000            0                 0                    0/0         9,365
----------------------------------------------------------------------------------------------------------------------------------
Richard D. Spencer                  1998  198,831         0            0                 0               15,000/0        10,870
Vice President and Chief            1997  188,400    60,000            0           145,800                      0             0
Information Officer                 1996  135,000         0            0                 0               24,000/0             0
----------------------------------------------------------------------------------------------------------------------------------
Gregory R. Spencer                  1998  193,791         0            0                 0               20,000/0        14,040
Senior Vice President and           1997  172,894   110,000            0           133,579                    0/0        18,585
Chief Administrative Officer        1996  156,600    95,000            0                 0               17,400/0         5,304
----------------------------------------------------------------------------------------------------------------------------------

Mr. Gerber was elected President and Chief Executive Officer of the Company effective June 1, 1998.
Mr. Moritz served as interim President and Chief Executive Officer through May, 1998.
Mr. Porges was elected Senior Vice President and Chief Financial Officer effective August 1, 1998.
Mr. Bennett resigned from the Company effective December 15, 1998.

/1/ Paid under the Company's Short-Term Incentive Compensation Plan. The amount for Mr. Gerber represents a $300,000 bonus paid upon commencement of his employment with the Company. The amount for Mr. Porges represents a $175,000 bonus paid upon commencement of his employment with the Company.

/2/ Stock awards for 15,000 shares of the Company's common stock were granted to Mr. Gerber on May 4, 1998. The stock awards vest equally over a three-year period. The value of these awards at December 31, 1998 was $436,875. Stock awards for 10,000 shares of the Company's common stock were granted to Mr. Porges on July 1, 1998. Stock awards vest equally over a three-year period. Value of these awards at December 31, 1998 was $291,250.

/3/ Includes the term insurance benefit and interest on cumulative Company funds used to pay the remaining premium for split-dollar life insurance policies (each based on applicable Internal Revenue Service rates), matching contributions and other Company contributions to the Employee Savings Plan and the Company's contribution to the Deferred Compensation Plan, as follows:

                                           Term                            Savings Plan            Deferred
                                         Insurance      Interest           Contribution        Compensation Plan
                                         ---------      --------           ------------       -----------------
Murry S. Gerber                           $    -        $     -               $ 6,400                $14,017
Donald I. Moritz                           1,259         25,215                                            -
David L. Porges                                -              -                 5,400                      -
R. Gerald Bennett                              -              -                 8,412                  4,674
John C. Gongas, Jr.                           45          6,229                 9,807                  3,685
Richard D. Spencer                             -              -                 9,316                  1,554
Gregory R. Spencer                            25          1,474                11,189                  1,357

/4/  Mr. Moritz received $41,000 in Director's fees.

/5/ Mr. Bennett forfeited $124,811 of this grant upon his resignation on December 15, 1998.

                           OPTIONS/SAR GRANTS IN 1998


                                 Individual Grants
                                 -----------------                                     Potential Realizable
                                             % of Total                                  Value at Assumed
                                            Options/SARs                              Annual Rates of Stock
                                Options/     Granted to   Exercise or                 Price Appreciation for
                                  SARs       Employees    Base Price   Expiration       the Option Term/2/
Name                            Granted/1/    In 1998      Per Share      Date            5%          10%
----                            ---------  ------------  -----------  ----------    ----------   ----------
Murry S. Gerber                   150,000         14.79      $ 33.07     Various/3/ $1,690,812   $3,851,959
Murry S. Gerber                    60,000          5.91        28.06        2005     685,605      1,597,552
Donald I. Moritz                      500/4/  N/A             28.375        2003       3,920          8,662
David L. Porges                    60,000          5.91        29.72     Various/5/  608,259      1,385,292
David L. Porges                    34,000          3.35        28.06        2005     388,510        905,280
R. Gerald Bennett                  34,000/6/       3.35        28.06        2005     388,510        905,280
John C. Gongas, Jr.                34,000          3.35        28.06        2005     388,510        905,280
Richard D. Spencer                 15,000          1.48        28.06        2005     171,401        399,388
Gregory R. Spencer                 20,000          1.97        28.06        2005     228,535        532,517
-----------------------------------------------------------------------------------------------------------

--------------------------------------
/1/  There were no SARs granted.


/2/ The option values presented were calculated based on the share price as of the date of grant at assumed 5% and 10% annualized rates for the term of the grant. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price of the common stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated under the model described above.

/3/ These options vest equally over a three-year period beginning May 4, 1999, and have an exercise period of five years from the vesting date.

/4/  These options were granted under the Non-Employee Directors' Incentive
     Plan.

/5/ These options vest equally over a three-year period beginning July 1, 1999, and have an exercise period of five years from the vesting date.

/6/  These options were forfeited upon Mr. Bennett's resignation.

                    AGGREGATED OPTION/SAR  EXERCISES IN 1998
                        AND YEAR-END 1998 OPTION VALUES


                                                                  Number of      Value of Unexercised
                                                                 Unexercised         In-the-Money
                                                               Options/SARs at     Options/SARs at
                                                                Year End 1998       Year-End 1998
                                        Shares                      (#)                 ($)/1/
                                      Acquired on    Value    ---------------   --------------------
                                       Exercise     Realized    Exercisable/         Exercisable/
       Name                               (#)         ($)      Unexercisable        Unexercisable
       ----                          -----------   --------   ---------------   --------------------
Murry S. Gerber                            0          0             0/210,000             0
Donald I. Moritz                           0          0       135,000/1,500               0
David L. Porges                            0          0             0/94,000              0
R. Gerald Bennett                          0          0             0/34,000              0
John C. Gongas, Jr.                        0          0        13,000/34,000              0
Richard D. Spencer                     8,200      1,281         6,000/15,000              0
Gregory R. Spencer                         0          0             0/20,000              0

____________________________
/1/ Calculated by determining the difference between the fair market value of the underlying shares of common stock and the various applicable exercise prices of outstanding options at the end of 1998 for the named executive officers. The last reported sale price of the Company's common stock on the New York Stock Exchange on December 31, 1998 was $29.125 per share.


                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1998

                                                                                Estimated Future Payouts
                                                Number of Shares, Units   Under Non-Stock Price-Based Plans/2/
                                                   or Other Rights/1/     Threshold            Value
        Name                                              (#)              ($ or #)             ($)
        ----                                   ------------------------   ------------------------------------
Murry S. Gerber                                          70,176             $50.00          $3,508,800
Donald I. Moritz                                            N/A                N/A                 N/A
David L. Porges                                          37,895              50.00           1,894,750
R. Gerald Bennett/3/                                     37,895              50.00           1,894,750
John C. Gongas, Jr.                                      37,895              50.00           1,894,750
Richard D. Spencer                                       28,351              50.00           1,417,550
Gregory R. Spencer                                       28,772              50.00           1,438,600

-------------------------
/1/ All such awards were granted under the Company's 1998 Breakthrough Long-Term Incentive Plan.

/2/ The dollar values were calculated by multiplying the number of phantom units by $50.00. Under the Plan, phantom shares vest when the Company's common stock closing price is at or above $50.00 for 20 consecutive business days. If the shares have not vested by December 31, 2001, the number of units is decreased by 50%. If the shares have not vested by December 31, 2002, all remaining shares are forfeited. Phantom shares are credited with dividends throughout the Plan period which are reinvested in phantom units.

/3/   All rights under the Plan were forfeited upon Mr. Bennett's resignation.

                  SHAREOWNER RETURN PERFORMANCE PRESENTATION

The following graph compares the five-year cumulative total return on the Company's common stock with the cumulative total return of the S&P 500 Index and the Value Line Investment Survey--Natural Gas (Diversified) Industry Group. The graph assumes a $100 investment made on December 31, 1993, and the reinvestment of all dividends.




                             [GRAPH APPEARS HERE]



                                      1993           1994          1995           1996          1997          1998
Equitable Resources, Inc.             100             77            92             91            114            98
Value Line Peer Group                 100             88           109            142            132            98
S&P 500                               100            101           139            171            229           294

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


   Compensation for the executive officers of the Company is administered under the direction of the Compensation Committee of the Board (the "Committee") which currently consists of five independent directors. There are no "Compensation Committee Interlocks" or "Insider Participation" which the Securities and Exchange Commission regulations would require to be disclosed in this proxy statement. The Committee submits its recommendations for executive base salary changes to the full Board of Directors. All other components of executive compensation are acted upon by the Committee and those actions taken are reported to the Board of Directors. The Committee oversees all compensation arrangements applicable to the executive officers including base salaries, benefits, short-term annual incentives and long-term stock based awards.

   The following is the Compensation Committee's report, in its role as overseer of the Company's executive pay programs, on 1998 compensation practices for the executive officers of the Company.


Compensation Policies Attributable to Executive Officers

   Equitable Resources, Inc. is an integrated energy company with emphasis on natural gas distribution and transmission, Appalachian area natural gas production, and energy services marketing in the northeastern section of the United States. It offers energy solutions to the wholesale and retail markets with innovative products and services developed through its Production, Utilities, and Energy Services business segments. A major portion of the Company's storage, transportation and distribution of natural gas is subject to rate regulation by federal and state authorities. The Company's compensation arrangements are designed to meet the requirements of each of these business segments in terms of their unique business and human resource needs and goals, while reinforcing the Company's ultimate objective of creating value for shareholders.

   In order to attract, motivate, and retain talented executives, the Company's compensation policy considers the skills, talents, and experience necessary for the successful operation and growth of each major business segment, as well as the unique risk characteristics of each segment. To support the Company's financial performance and shareholder value enhancement objectives, incentive arrangements that focus on achievement of key annual business objectives and the creation of long-term value are in place for the Company's executives.

   The Compensation Committee adheres to an executive compensation strategy as the framework for managing the compensation program for executive officers which includes the following objectives and guidelines:

  . To establish base salaries at approximately the 50th percentile and potential total cash compensation at the 75th percentile of two comparison groups (peer group and general industry companies of similar revenue size). Competitive practices are determined using independent industry surveys provided by compensation consultants and publicly available compensation information from peer companies.

  . To link short-term bonus compensation opportunities to the overall performance of the Company and to the individual contribution of each executive. Short-term (annual) incentives are funded when pre-established earnings and operational goals are attained. Awards are distributed to Plan participants based on achievement of corporate, business segment and individual performance goals identified annually.

  . To provide long-term reward programs that encourage share ownership by management, reinforce value creation imperatives, align management's interest to shareholder interests and help assure retention of key executive contributors.

   The Compensation Committee believes that stock ownership by management is a crucial tool for focusing management on the enhancement of the Company's shareholder value. Thus, the Committee views stock options and other equity-related arrangements as a key element of the executive compensation program.

Base Salaries

   The executive salary structure is based upon studies prepared by independent compensation consultants, primarily using salary surveys of peer group companies. This survey data is supplemented by data from the gas utility and oil/gas exploration and production industries, as well as data from major Pittsburgh-based corporations. The base salary levels are generally targeted at the 50th percentile of the combined survey group. The consultants' study concluded that the base compensation for the executive officers of the Company was below the 50th percentile of the comparison groups; salaries were increased in 1998 to reflect more market competitive salaries.

   Individual salary increases are based primarily upon individual performance, taking into account competitive salaries. Factors included in salary increases are revenue growth, share price appreciation, achievement of strategic initiatives and personal goals. General economic conditions and marketplace compensation trends are also considered. Independent compensation consultants assist in the evaluation of the marketplace compensation trends.

   Pursuant to these guidelines, annual base salaries of the named executive officers in the Summary Compensation Table on page 9 increased at the following rates: Murry S. Gerber, (hired June 1, 1998), 0%; Donald I. Moritz (resigned as interim CEO effective May 31, 1998), 0%; David L. Porges (hired July 1, 1998), 0%; John C. Gongas, Jr., 18.9%; Richard D. Spencer, 3.9%; and Gregory R. Spencer, 15.1%. Messrs. Gongas and Gregory Spencer's increases included a market competitive salary adjustment. The increases in 1998 are reflective of competitive practices, individual performance and the Company's 1997 earnings.

Annual Incentives

   The Company's Short-Term Incentive Compensation Plan (the "Plan") is structured so that cash bonus payments are made when the Company has met pre-established Board approved earnings per share goals. Once the thresholds have been met, a bonus pool is funded based on pre-established targets for each participant. Awards are based on market competitive bonus targets, individual performance and the amount of dollars funded into the bonus pool. Participants have individual performance goals established for their position which include financial goals, strategic initiatives, operational and organizational objectives, human resource management goals and environmental management goals as appropriate. Individual participant's bonuses can be adjusted based on corporate, business segment and individual performance to a maximum of 150% of target and down to a minimum of 0% (no award payout).

   The Committee approved the method of determining the 1998 goals for the executive officers of the Company, together with the 1998 performance measures for the regulated and unregulated business segments. They also set and approved the maximum funding levels for the Plan. The total annual funding of the Plan cannot exceed 2.5% of the Company's net income.

   Mr. Moritz was given a targeted bonus of 65% of his annual base salary pro-rated based on the number of months he performed the role of Chief Executive Officer. Messrs. Gongas, Richard

Spencer and Gregory Spencer had annual incentive targets ranging from 40% to 50% of their base salary. Incentive awards are capped at 100% of base salary for all plan participants.

   In the event that the Company's earnings per share target does not exceed the business plan, no annual incentive payments are made. This was the case in 1998 and no bonus payments were made according to the provisions of the Plan.


Long-Term Incentives

   The Company utilizes stock options and restricted stock to reinforce its shareholder value creation imperatives, executive retention goals, and to support management ownership as an effective means of aligning management to shareholder interests. Stock based awards have been made on a market competitive basis.


                     1995 -- 1998 Long-Term Incentive Program
                     ----------------------------------------

   During 1998, the option grant that the Committee approved in 1995 expired. Under this grant stock options would have vested if pre-established objectives were met or exceeded. The vesting of these options was dependent upon a formula tied to the Company's total shareholder return relative to the Company's peer group. A review of the Company's total shareholder return was done each year to determine if any of the options vested on a performance basis. The last review was done in July of 1998. No options under the grant qualified for vesting under the terms of the grant. As provided in the grant, all shares vested for only one day in July of 1998 for all participants. A total of 1,053,227 options were granted under this program. All of these options expired unexercised except for options representing 10,000 shares.

                        1998 Long-Term Incentive Program
                        --------------------------------

   During 1998, the Committee approved 1,007,400 new-stock option awards to 132 employees. The awards were based on the 50th percentile level of long-term incentive opportunities for the same peer group of companies previously referred to for executive officers' compensation. The Committee determined the level of the stock options awarded using the Black-Scholes option pricing model.

   The options awarded have a twelve-month vesting period and a seven-year exercise term. In the event that the employment of a Long-Term Incentive Plan participant terminates, except for reasons of death or normal retirement, all awards that have not vested are subject to forfeiture as of the effective date of termination. The option price was the fair market value(s) on the date the options were granted. Historically, stock option grants have been the primary means of providing long-term incentive compensation to executives.

                   1998 Breakthrough Long-Term Incentive Plan
                   ------------------------------------------

   In July of 1998, the Committee approved the Breakthrough Long-Term Incentive Plan for eight corporate officers. Under this Plan the Company assigned an amount equal to four (4) times the employee's base salary in effect on July 1, 1998 into an account designated for the employee in the Company's Deferred Compensation Plan. These account balances were invested in the Company stock account of the Deferred Compensation Plan and will be credited with dividends and stock appreciation. The total expected value of the Plan will be expensed on a variable accounting basis over the term of the Plan beginning in 1998 and ending in the year 2002.

   This deferral amount will not vest until the share price has averaged $50 for twenty consecutive business days. If the Company's common stock has not reached this threshold by December 31, 2001, participant accounts will be reduced as follows:

               January 1, 2002     50% reduction
               January 1, 2003    100% reduction

   Shares that have vested will be distributed based on deferral instructions established by the participant at the beginning of the plan. After vesting, shares not distributed can be invested in any of the other investment options available in the Deferred Compensation Plan. A participant can only transfer out of the Equitable stock fund if he or she has satisfied the Company's Stock Ownership Guidelines.

   Employees that terminate employment voluntarily (including retirement), or for cause, as defined by the Company, forfeit all rights to any of the deferred amounts.

   Employees that terminate because of job elimination will have their account value frozen at the time of their separation. The account value will be reduced based upon their year of separation as follows: July, 1998 through June, 1999 - 100%, July, 1999 - June, 2000 - 50%, July, 2000 until before share vesting date
- 25%. The account balance will only be distributed to the participant if the $50 performance threshold of the plan is achieved. Employees that become eligible for long-term disability as defined under the Company's policy will be eligible to continue to participate in the Plan. Employees who die while participating in the plan will have their account value frozen at the time of their death and reduced by 100, 50 or 25% depending on the date of their death. The account balance will be paid to their estate only if the performance threshold of the Plan is achieved in accordance with the provisions of the Plan.

Stock Ownership Guidelines

   To promote stock ownership by management, in 1998 the Committee approved new personal stock ownership guidelines for executives. These guidelines require that an executive must retain a minimum of fifty-percent of the net shares received from the exercise of an option until the executive's total stock holdings meet a pre-determined value. For Mr. Gerber, the value is four times his annual base salary. Messrs. Porges, Gongas, Richard Spencer and Gregory Spencer are required to hold stock valued at three times their annual base salary. Once the required value has been reached, the executives may sell any shares greater than the target from Company-based stock awards and receive cash for the transaction.

Benefits Based on Retirement or Death Under Plans

   Benefits are based on retirement or death under the Employee Savings Plan, the Deferred Compensation Plan, and the optional Split-Dollar Life Insurance Program. Company contributions to these plans for the benefit of the named executives are shown in the Summary Compensation Table on page 9.

Policy Regarding Section 162(m) of the Internal Revenue Code

   In 1993, the tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. Based on current compensation levels of the executive officers, this deductibility limit has no impact on the Company. At such time as the Committee deems it appropriate, it will take the necessary action to insure that the deductibility of executive compensation is maximized.

Compensation of the Chief Executive Officer

   Effective June 1, 1998, Murry S. Gerber was elected and assumed the position of President and Chief Executive Officer. Mr. Gerber received the following compensation package: base salary $500,000; a bonus of $300,000 payable on his first day of employment; stock grants and options including 15,000 shares in the form of a grant which vest equally over a three-year period and are grossed up for tax purposes, 150,000 stock options at a strike price of $33.07 which vest equally over a three-year period; a second-to-die life insurance policy equal to $2,000,000; a three-year employment contract; a change-of-control agreement; various perquisites and a supplemental retirement plan provided Mr. Gerber
remains with the Company upon reaching age 55.   He subsequently received in
July of 1998, 60,000 additional stock options at a strike price of $28.06 which vest after a one-year period. These options were provided for in Mr. Gerber's contract. Mr. Gerber is also a participant in the 1998 Breakthrough Long-Term Incentive Plan. The basis for Mr. Gerber's base salary, including the Committee's goals and methodology, is discussed earlier in this report.

   Based upon all of the information considered, the Committee believes that Mr. Gerber's compensation package provides a competitive compensation package as related to this Company's peers.

   Mr. Moritz assumed the role of interim Chief Executive Officer on July 17, 1997 and resigned that position effective May 31, 1998. Mr. Moritz was paid $43,550 on a monthly basis for services provided to the Company. He was not awarded a bonus in 1998 and did not receive any stock-based grants or options under the 1994 Long-Term Incentive Plan. As a director, he received an option to purchase 500 shares of the Company's stock

   The foregoing report has been furnished by the Compensation Committee of the Board of Directors.

                               E. Lawrence Keyes, Jr., Chairman
                                       Phyllis A. Domm
                                      Thomas A. McConomy
                                        James E. Rohr
                                      J. Michael Talbert

Employment Contracts and Change-of-Control Arrangements

   Murry S. Gerber entered into an agreement with the Company effective May 4, 1998 under which Mr. Gerber assumed the role of President and Chief Executive Officer on June 1, 1998. This agreement provides, among other things, for an annual base salary of $500,000, subject to periodic increases, a one-time bonus of $300,000, long-term incentives as described previously, life insurance in the amount of twice his annual salary, a second-to-die life insurance policy in the amount of $2,000,000, perquisites appropriate to his position, including club memberships, a car allowance and personal financial planning services, and supplemental retirement benefits if he remains with the Company until age 55.

   The agreement also provides that if Mr. Gerber's employment is terminated other than for cause, he will receive full salary and benefits until the expiration of its term. The agreement also includes non-competition provisions.

   Donald I. Moritz entered into an agreement with the Company, effective July 17, 1997, amended November 19, 1997, under which Mr. Moritz assumed the responsibilities of the Chief

Executive Officer on an interim basis at a monthly salary of $43,550. Mr. Moritz was eligible to participate in the Company's Short-Term Incentive Compensation Plan on a full-year basis for 1998 and continued to receive applicable Board of Directors' fees. The agreement was terminated on May 31, 1998.

   David L. Porges entered into an agreement with the Company effective July 1, 1998 under which Mr. Porges assumed the role of Senior Vice President and Chief Financial Officer. This agreement provides, among other things, for an annual base salary of $270,000, subject to periodic increases, a one-time bonus of $175,000, long-term incentives as described previously, life insurance in the amount of his annual salary, second-to-die life insurance policy in the amount of $1,000,000, perquisites appropriate to his position, including club memberships, a car allowance and personal financial planning services.

   The agreement also provides that if Mr. Porges' employment is terminated other than for cause, he will receive full salary and benefits until the expiration of its term. The agreement also includes non-competition provisions.

   In January of 1999, R. Gerald Bennett received compensation for entering into an agreement with the Company. Mr. Bennett terminated from the Company effective December 15, 1998. In consideration for entering into this agreement, Mr. Bennett received a lump sum payment of $675,000 in addition to a $135,000 severance payment. This lump sum payment was in recognition of the success of the Midstream asset sale and in consideration of entering into the agreement which details provisions related to a general release, confidentiality and non-competition.

   Gregory R. Spencer has an agreement with the Company under which he will receive, in addition to payments under the Company's normal severance pay plan, severance equal to twelve months of his base salary if his employment is terminated by the Company other than for good cause or if he resigns after receiving a demotion and/or reduction in salary. The agreement provides that Mr. Spencer would be subject to certain non-competitive obligations for a period of one year after termination of employment.

   The Company also has Change-of-Control Agreements with the executive officers. These agreements were developed to ensure that during a change-of-control situation, the interests of the shareholders are foremost on the minds of key executives. The agreements provide for the following if a change-of-control occurs followed by an involuntary or constructive termination of the covered executive within two years after the change event: base salary continuation; average incentive bonus payment earned over the past three years; immediate vesting of all unvested cash awards and stock incentives; immediate delivery of Company stock or payment of an amount equal to average grants received by the employee over the preceding five years under applicable long-term incentive plans; medical, dental, life and disability insurance; additional months of service and age credit for determining benefit amounts and early retirement reductions; outplacement assistance and legal fees in the event the contract is contested; and the executive may elect a lump sum payment or payment of benefits over the course of the agreement. Messrs. Gerber and Porges will receive 12 months of base salary. In addition, Mr. Gerber will receive 36 months of benefits continuance and three times his average annual and long-term incentive awards under the provisions of his agreement. Mr. Porges will receive 24 months of benefits continuance and two times his average annual and long-term incentive awards under the provisions of his agreement. Messrs. Gongas, Richard Spencer and Gregory Spencer will receive 24 months of base salary, benefits continuance and retirement plan credits and two times their average annual and long-term incentive awards under the provisions of their agreements. Other executive officers were given agreements which provide them with either 24 months or 18 months of change-of-control benefits.

   Payments to an executive officer under any Change-of-Control Agreement shall not exceed amounts deductible by the Company under the provisions of the Internal Revenue Code (the "Code").

Payments under any other agreement to which an executive officer is a party will not be limited to amounts deductible under the provisions of the Code.

Pension Plan

   All executive officers participate in a defined contribution plan pursuant to which the Company contributes an amount equal to a percentage of each employee's base salary to an individual investment account for such employee.

                                   Item No. 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

   The Board of Directors, upon recommendation of the Audit Committee, has reappointed Ernst & Young LLP, certified public accountants, as auditors to examine the consolidated financial statements of the Company and its subsidiaries for the calendar year 1999. Ernst & Young LLP, and its predecessor, have acted as auditors for the Company since 1950. Although shareholder approval is not required for the appointment of auditors, the Board of Directors believes shareholders should participate through ratification. If such ratification is not obtained, the Board will consider the appointment of other auditors for the following year.

   Representatives of Ernst & Young LLP expect to be present at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so.

   The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

                                   Item No. 3

                              PROPOSAL TO APPROVE
               1999 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

     The 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on March 17, 1999. If approved by the shareholders, the Plan will replace the 1994 Non-Employee Directors' Stock Incentive Plan which expired June 2, 1998.

     The principal features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit A to this proxy statement.

General

     The purpose of the Plan is to assist the Company in attracting and retaining the services of non-employee directors who exhibit a high degree of business responsibility, personal integrity and professionalism. Any Director of the Company who is not at the time and has not within the preceding 12 months been a full-time employee of the Company or a subsidiary is eligible to receive stock incentive awards ("Awards") under the Plan. The number of non-employee directors currently eligible to receive Awards under the Plan is ten.

     The aggregate net number of shares of Common stock which may be issued and as to which Awards may be granted under the Plan is 300,000 shares. The number of shares authorized under the Plan, and the numbers of shares to be subject to the automatic Award grants discussed below, are subject to adjustment in the event of stock splits, recapitalizations, mergers and similar events affecting the Common Stock.

Administration

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). In addition to the stock option grants which will be made automatically under the Plan, the Committee will have the authority to use shares of Common Stock authorized under the Plan to make other stock-based Awards to eligible non-employee directors as described below. All members of the Committee participating in any action taken under the Plan must qualify as "non-employee directors" under Securities and Exchange Commission Rule 16b-3.

Annual Stock Option Grants

     On June 1, 1999 and on the first trading day in June in each year thereafter while shares remain available under the Plan, each person who is then an eligible non-employee director will automatically be granted a stock option for 500 shares of Common Stock at an option price equal to the fair market value of the Common Stock on the date the option is granted. Fair market value, for purposes of the Plan, will generally be the publicly reported closing price of the Common Stock on the date as of which fair market value is to be determined. On April 1, 1999, the fair market value of a share of Common Stock, as so determined, was $25.875.

     The term of each stock option so granted shall be five years from the date of grant, provided that the option shall expire upon the optionee's termination of service as a director of the Company for any reason other than retirement, disability or death. The option shall become exercisable three years after the date of grant or, if earlier, upon the optionee's termination of service as a director by reason of retirement, disability or death. For these purposes, "retirement" shall mean termination of service as a director for any reason on or after reaching age 58 with at least 60 months of service as a director, including service while an employee director.

     The exercise price of an option may be paid in cash or in shares of Common Stock having a fair market value on the date of exercise equal to the exercise price, or any combination thereof. A director who exercises a stock option through the delivery of previously owned shares will automatically be granted on the date of such exercise a new stock option (a "reload option") (1) for a number of shares of Common Stock equal to the number of shares delivered in payment of the option price of the original option, (2) having an option price equal to the fair market value of the Common Stock on date of grant of the reload option and (3) having the same expiration date and other terms and conditions as the original option, except that a reload option shall become exercisable six months from its date of grant. Reload options shall be granted only if the underlying option is exercised while the optionee remains a director of the Company.

     Because the number of shares covered by a reload option is limited to the number of previously owned shares delivered in payment of the option price of the original option, reload options will not increase the net number of shares which may be acquired under a stock option. Because the option price of the reload option may not be less than fair market value on the date the underlying option is exercised, reload options also will not increase the total net value (excess of fair market value over the option price) realizable under the original option. However, since a director who exercises an option before the end of its term will not forfeit the potential for future market price appreciation, reload option rights will encourage earlier stock option exercises, thereby promoting the identification with shareholder interests resulting from ownership by directors of Common Stock.

     If on the date of any annual stock option grant the number of authorized shares of Common Stock remaining available under the Plan is not sufficient for each non-employee director to be granted stock options for the full numbers of shares called for by the Plan, the numbers of shares covered by the stock options granted to each director will be reduced proportionately.

Other Stock-Based Awards

     In addition to the stock options to be granted automatically under the Plan, the Committee may, in its discretion, use shares of Common Stock authorized under the Plan to grant to eligible non-employee directors such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

     Such other stock-based Awards may include, without limitation, stock options or other purchase rights, shares of Common Stock awarded with or without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of Common Stock, as the Committee may determine. In the discretion of the Committee, such other stock-based Awards, including shares of Common Stock, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company under, other compensation or incentive plans, programs or arrangements of the Company for eligible directors.

     The Committee shall determine the terms and conditions of other stock-based Awards. Any shares of Common Stock or securities delivered pursuant to a stock option or other purchase right shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of Common Stock, outstanding Awards or other property or any combination thereof, as the Committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of Common Stock or other securities on the date of grant of the purchase right, except that the exercise price of a purchase right may be reduced to reflect the fair market value of any Award or other compensation required to be surrendered as a condition to receiving the purchase right.


Change of Control

     Unless otherwise determined by the Committee, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control, as defined in the Plan, or if any Change of Control not subject to shareholder approval shall occur (1) all outstanding stock options, and other Awards under which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable, (2) all restrictions or limitations, including risks of forfeiture and deferrals, on restricted stock or other Awards subject to restrictions or limitations under the Plan shall lapse and (3) any other conditions to payment of any Awards under which payment is subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

     If within three years after any Change of Control the service of a participant as a director of the Company is terminated voluntarily or involuntarily for any reason, then unless otherwise provided in the participant's Award agreement, and in addition to any other rights of post-termination exercise which may be applicable, any stock option or other Award outstanding on the date of the Change of Control the payment or receipt of which is dependent upon exercise by the holder of the Award shall be exercisable for a period of 90 days following the date of termination of service but not later than the expiration date of the option or other Award.

Miscellaneous

     Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any stock option or other right to purchase or acquire shares of Common Stock granted to a participant under the Plan shall be exercisable during the participant's lifetime only by such participant.

     The Board of Directors may amend, suspend or terminate the Plan at any time without shareholder approval except to the extent that shareholder approval is required by law or stock exchange rules or the Board determines that shareholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Plan may materially and adversely affect the rights of such participant under any previously granted Award.

     Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for directors, and such arrangements may be either generally applicable or applicable only in specific cases.

Federal Income Tax Consequences

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of Awards under present law:

     Stock Options. A director will not recognize any taxable income for Federal income tax purposes upon receipt of a stock option. Upon the exercise of a stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the director in the year of exercise. If the option price of a stock option is paid in whole or in part with shares of Common Stock, no income, gain or loss will be recognized by the director on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the director on the date of exercise of the stock option. The Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the director.

     Reload Options. A director should not recognize any taxable income for Federal income tax purposes upon receipt of a reload option, and a reload option should be treated as a stock option, as described above.

Vote Required for Approval

     Approval of the adoption of the Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

     The Board of Directors recommends that shareholders vote "FOR" approval of the adoption of the 1999 Non-Employee Directors' Stock Incentive Plan.

                                   Item No. 4

               PROPOSAL TO APPROVE 1999 LONG-TERM INCENTIVE PLAN


     The 1999 Equitable Resources, Inc. Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors on March 17, 1999. If approved by the shareholders, the Plan will replace the 1994 Long-Term Incentive Plan which was scheduled by its terms to expire on May 27, 1999.

     The principal features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit B to this proxy statement.

General

     The purpose of the Plan is to assist the Company in attracting, retaining and motivating employees of outstanding ability and to align their interests with those of the shareholders of the Company. Any full-time employee of the Company or a subsidiary, including executive officers and employee directors, is eligible to be granted stock incentive awards ("Awards") under the Plan. As of March 1, 1999, the number of full-time employees of the Company and its subsidiaries was approximately 1,570.

     The aggregate net number of shares of Common stock which may be issued and as to which Awards may be granted under the plan is 3,000,000 shares. This number is subject to adjustment in the event of stock splits, recapitalizations, mergers and similar events affecting the Common Stock. No Awards may be granted under the Plan subsequent to March 16, 2009, except that reload options may be granted pursuant to reload options rights then outstanding.

Administration

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Plan, the Committee will be authorized to determine which employees will receive Awards under the Plan, the number and types of Awards to be granted to any employee so selected, and the terms and conditions of such Awards.

     All members of the Committee participating in any action taken under the Plan must qualify as "non-employee directors" under Securities and Exchange Commission Rule 16b-3 and as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). No Awards under the Plan may be granted to any member of the Committee.

     The types of Awards which the Committee will have authority to grant consist of (1) stock options (with or without reload option rights), (2) restricted stock, (3) performance awards and (4) other stock-based awards. Each of these types of Awards is described below.

Stock Options

     Types and Terms of Options. Stock options granted by the Committee may be either "incentive stock options" (options qualifying under Section 422 of the Code) or nonstatutory stock options (stock options which do not so qualify).
The option price for each stock option may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that the option price may be reduced to reflect the fair market value of any Award or other compensation required to be surrendered as a condition to receiving an option. Fair market value, for purposes of the Plan, will generally be the publicly reported closing price of the Common Stock on the date as of which fair market value is to be determined. On April 1, 1999, the fair market value of a share of Common Stock, as so determined, was $25.875.

     The term of each stock option shall be determined by the Committee, except that no incentive stock option shall be exercisable more than 10 years after its date of grant. The Committee shall also determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid, and the form of such payment, including, without limitation, cash, notes, shares of Common Stock, other Awards or other property or any combination thereof, having a fair market value on the date of exercise equal to the exercise price.

     Unless otherwise determined by the Committee and except as provided under "Change of Control" below, options will terminate upon termination of all employment of the optionee with the Company or a subsidiary, except that options exercisable at the date of termination of employment may be exercised, but not later than the expiration date of the option, (1) within 90 days after an involuntary termination due to a reduction in force by the Company, retirement under a retirement plan of the Company or a subsidiary or a voluntary termination with the written consent of the Company or a subsidiary specifically permitting such exercise or (2) within one year after death of the optionee during employment or during a period following termination when the option remains exercisable.

     Reload Option Rights. The Committee may in its discretion grant reload option rights in conjunction with a stock option. Reload option rights entitle the holder of a stock option, upon exercise of the stock option through the delivery of previously owned shares, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "reload option") (1) for a number of shares of Common Stock not exceeding the number of shares delivered in payment of the option price of the original option and any related withholding taxes, (2) having an option price not less than the fair market value of the Common Stock on date of grant of the reload option, (3) having an expiration date not later than the expiration date of the original option and (4) otherwise having terms permissible for an original grant of a stock option under the Plan. In granting reload option rights, the Committee may provide for successive reload option grants upon the exercise of reload options. Unless otherwise determined by the Committee, reload options shall be granted only if the underlying option is exercised during the employment with the Company or a subsidiary of the original awardee of the option.

     Because the number of shares covered by a reload option is limited to the number of previously owned shares delivered in payment of the option price of the original option, reload option rights will not increase the net number of shares which may be acquired under a stock option. Because the option price of the reload option may not be less than fair market value on the date the underlying option is exercised, reload option rights also will not increase the total net value (excess of fair market value over the option price) realizable under the original option. However, since an optionee who exercises an option before the end of its term will not forfeit the potential for future market price appreciation, reload option rights will encourage earlier stock option exercises, thereby promoting the identification with shareholder interests resulting from employee ownership of Common Stock.

     Individual Option Limit. The aggregate number of shares of Common Stock for which stock options may be granted under the Plan to any single participant shall not exceed 750,000 shares. This limit is intended to help ensure that compensation income recognized on the exercise of stock options granted under the Plan will qualify for the "performance based compensation" exception to the $1 million cap on deductibility of executive compensation imposed by Section 162(m) of the Code and shall be interpreted and applied in a manner consistent with Section 162(m). To the extent consistent with Section 162(m), in applying this limitation a reload option shall not be deemed to increase the number of shares covered by the original underlying option grant.

Restricted Stock

     Restricted shares of Common Stock awarded by the Committee will be subject to such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine. Except as provided under "Change of Control" below or as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted shares that remain subject to restrictions shall be forfeited to the Company. The Committee may provide that restrictions on restricted stock shall be waived in whole or in part in the event of termination of employment resulting from specified causes and may in other cases waive restrictions in whole or in part in its discretion.

Performance Awards

     A performance award granted by the Committee under the Plan shall represent a right to receive shares of Common Stock, cash, other property or any combination thereof based on the achievement, or the level of achievement, during a specified performance period of one or more Performance Goals established by the Committee at the time of the Award.

     At the time a performance award is granted, the Committee shall set forth in writing (1) the Performance Goals applicable to the Award and the performance period during which the achievement of the Performance Goals shall be measured,
(2) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a performance award which will be earned based on the achievement of Performance Goals.

     "Performance Goals" shall mean one or more preestablished, objective measures of performance during a specified performance period by the Company, a subsidiary or subsidiaries, any branch, department or other portion thereof or the participant individually, selected by the Committee in its discretion to determine whether a performance award has been earned in whole or in part. Performance Goals may be based on earnings per share, net income, revenue growth, revenues, expenses, return on equity, return on total capital or return on assets. Performance Goals based on such performance measures may be based either on the performance of the Company, subsidiary or portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations selected by the Committee. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

     Following completion of the applicable performance period, and prior to any payment of a performance award to the participant, the Committee shall determine in accordance with the terms of the performance award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

     With respect to all performance periods ending in any one calendar year, the maximum amount which may be earned by any single participant under all performance awards granted under the Plan shall be limited to $1 million. In applying this limit, the amount of any cash or the fair market value of any shares of Common Stock or other property earned by a participant shall be measured as of the close of the applicable performance period, regardless of the fact that certification by the Committee and actual payment to the participant may occur in a subsequent calendar year or years.

     Performance awards granted by the Committee under the Plan are intended to qualify for the "performance based compensation" exception from the $1 million cap on deductibility executive compensation imposed by Section 162(m) of the Code. Absent additional shareholder approval, no performance award may be granted under the Plan subsequent to the Company's annual meeting of shareholders in 2004, and no performance period for any performance award granted under the Plan may end later than December 31, 2007.

Other Stock-Based Awards

     The Committee is authorized, subject to limitations under applicable law, to grant to eligible employees such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of Common Stock, as the Committee in its discretion may determine. In the discretion of the Committee, such other stock-based Awards, including shares of Common Stock, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible employees, including without limitation the Short-Term Incentive Compensation Plan, the Deferred Compensation Plan and executive contracts.

     The Committee shall determine the terms and conditions of other stock-based Awards. Any shares of Common Stock or securities delivered pursuant to a purchase right granted under the Plan shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of Common Stock, outstanding Awards or other property or any combination thereof, as the Committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of Common Stock or other securities on the date of grant of the purchase right, except that the exercise price of a purchase right may be reduced to reflect the fair market value of any Award or other compensation required to be surrendered as a condition to receiving the purchase right.

Change of Control

     Unless otherwise determined by the Committee, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control, as defined in the Plan, or if any Change of Control not subject to shareholder approval shall occur (1) all outstanding stock options, and other Awards under which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable, (2) all restrictions or limitations, including risks of forfeiture and deferrals, on restricted stock or other Awards subject to restrictions or limitations under the Plan shall lapse and (3) all Performance Goals applicable to performance awards, and any other conditions to payment of any Awards under which payment is subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

     If within three years after any Change of Control the employment of a participant is terminated voluntarily or involuntarily for any reason other than for cause, as defined in the Plan, then unless otherwise provided in the participant's Award agreement, and in addition to any other rights of post-termination exercise which may be applicable, any stock option or other Award outstanding on the date of the Change of Control the payment or receipt of which is dependent upon exercise by the holder of the Award shall be exercisable for a period of 90 days following the date of termination of employment but not later than the expiration date of the option or other Award.

Miscellaneous

     Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any stock option or other right to purchase or acquire shares of Common Stock granted to a participant under the Plan shall be exercisable during the participant's lifetime only by such participant.

     The Board of Directors may amend, suspend or terminate the Plan at any time without shareholder approval except to the extent that shareholder approval is required by law or stock exchange rules or the Board determines that shareholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Plan or any Award may materially and adversely affect the rights of such participant under any previously granted Award.

     Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

Federal Income Tax Consequences

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of Awards under present law:

     Incentive Stock Options. An employee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of the option provided that the option price of the option was not less than the fair market value of the Common Stock, within the meaning of Section 422 of the Code, at the time the option was granted. The exercise of an incentive stock option generally will result in an increase in an employee's taxable income for alternative minimum tax purposes.

     If an employee holds the shares acquired pursuant to an incentive stock option for at least two years after the date of grant of the incentive stock option or one year after the shares are transferred to the employee, i.e., does not make a "disqualifying disposition," upon disposition of the shares any amount realized in excess of the employee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value on the date of exercise of the shares received and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the employee's tax basis in the shares) will be treated as compensation received by the employee in the year of disposition. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Common Stock.

     The Company will not be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. An employee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the employee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of Common Stock, no income, gain or loss will be recognized by the employee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the employee on the date of exercise of the stock option. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the employee.

     Reload Option Rights. An employee should not recognize any taxable income for Federal income tax purposes upon receipt of a reload option and a reload option should be treated as a nonstatutory stock option. See "Nonstatutory Stock Options," above.

     Restricted Stock. An employee who receives an award of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an employee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If the employee does not make a Section 83(b) election within 30 days of the grant, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the employee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the employee.

     Performance Awards. An employee who receives a performance award will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of Common Stock received pursuant to the award will be treated as compensation income received by the employee generally in the year in which the employee receives such cash or shares of Common Stock. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the employee.

     Other Tax Matters. The exercise by an employee of a stock option, the lapse of restrictions on restricted stock, or the deemed achievement or fulfillment of performance awards following the occurrence of a Change of Control Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the employee on certain payments of Common Stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company as explained above. Except for stock options and performance awards that meet the requirements of the Plan, the Company may lose a compensation deduction which would otherwise be allowable for compensation paid to any employee if, as of the close of the tax year, the employee is the chief executive officer of the Company or is among the four other highest compensated officers for that tax year for whom compensation is required to be reported to shareholders under the Securities Exchange Act to the extent the total compensation paid to such employee exceeds $1,000,000.

Vote Required for Approval

     Approval of the adoption of the Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

     The Board of Directors recommends that shareholders vote "FOR" approval of the adoption of the 1999 Long-Term Incentive Plan.




                         SHAREHOLDER PROPOSALS FOR 2000

   Shareholder proposals submitted for inclusion in next year's proxy materials must be received by the Company no later than December 24, 1999. Shareholder proposals submitted to be considered at the 2000 Annual Meeting without inclusion in next year's proxy materials must be received by the Company no later than February 24, 2000. If the Company is not notified of a shareholder proposal by February 24, 2000, then proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement. Proposals should be addressed to the Corporate Secretary, Equitable Resources, Inc., One Oxford Centre, Suite 3300, Pittsburgh, Pennsylvania 15219.

                             ADDITIONAL INFORMATION


Other Matters

   No matters other than those set forth in the Notice of Meeting accompanying this proxy statement are expected to be presented to shareholders for action at the annual meeting. However, should other matters properly come before the meeting, the persons named in the accompanying proxy will vote in such manner as they may, in their discretion, determine.


Solicitation of Proxies

   The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Company, personally or by telephone or telegraph. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of common stock held of record by such persons and will be reimbursed by the Company for their expenses. The Company may engage a professional proxy soliciting firm to solicit proxies in the same manner.

Annual Report

   The Annual Report of the Company to shareholders, including financial statements, for the year ended December 31, 1998, has previously been mailed to shareholders.


                                By Order of the Board of Directors

                                       /s/ Audrey C. Moeller

                                        AUDREY C. MOELLER
                              Vice President and Corporate Secretary


April 22, 1999

                                                                       Exhibit A



                         1999 EQUITABLE RESOURCES, INC.

                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE

     1.01 The purpose of the 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Plan") is to assist the Company in attracting and retaining the services of non-employee directors who exhibit a high degree of business responsibility, personal integrity and professionalism.

SECTION 2.  DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Award" means any Option or Other Stock-Based Award granted under the Plan.

          2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.01.3  "Board" means the Company's Board of Directors.

          2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

          2.01.5  "Change of Control" has the meaning provided in Section 9.03.

          2.01.6 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as a "non-employee director" as then defined under Rule 16b-3.

          2.01.7 "Common Stock" means shares of the common stock, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.8 "Disability" means that a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

          2.01.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.01.10 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the closing price for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market

     Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.01.11 "Option" means a right granted under Section 6.02 hereof to purchase Shares at a specified price during specified time periods as provided in Section 6.02. Each Option shall be a nonstatutory stock option, which is an Option not intended to meet the requirements of Section 422 of the Code.

          2.01.12  "Other Stock-Based Award" means an Award, granted under
     Section 6.04 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          2.01.13 "Participant" means at any time any person who is a member of the Board, but who is not at the time a full-time employee of the Company or any Subsidiary nor has been a full-time employee during the preceding 12-month period. The term "Participant" does not include advisory, emeritus or honorary directors.

          201.14 "Reload Option Rights" and "Reload Option" have the meanings provided in Section 6.02.2(v).

          2.01.15 "Retirement" means that a Participant ceases to be a member of the Board for any reason on or after reaching the age of fifty-eight
     (58) years with at least sixty (60) months of service as a director. Service shall include the time a director was an employee director.

          2.01.16 "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.17 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.18 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

          2.02.1  The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3.  ADMINISTRATION

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to interpret and administer the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

          (ii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (iii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award granted under the Plan;

          (iv) to determine the type or types of Other Stock-Based Awards to be granted to each Participant;

          (v) to determine the number of Other Stock-Based Awards to be granted, the number of Shares or amount of cash or other property to which an Other Stock-Based Award will relate, the terms and conditions of any Other Stock-Based Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Other Stock-Based Award;

          (vi) to determine whether, to what extent and under what circumstances an Other Stock-Based Award may be settled in, or the exercise price of an Other Stock-Based Award may be paid in cash, Shares, other Awards or other property, or an Other Stock-Based Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

          (vii) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Other Stock-Based Award shall be deferred, whether automatically or at the election of the Committee or at the election of the Participant;

          (viii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

          (x) to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Participants, any Person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board.

SECTION 4.  SHARES SUBJECT TO THE PLAN

     4.01 The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 300,000 shares of Common Stock, subject to adjustment as provided in Section 8.01.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant, the Shares covered by the Award equal to the number of Shares so delivered shall again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5.  ELIGIBILITY

     5.01 Awards shall be granted only to Participants as defined in Section 2.01.13.

SECTION 6.  SPECIFIC TERMS OF AWARDS

     6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

     6.02  Automatic Option Grants.

          6.02.1 Annual Option Grants. Subject to Section 12.01 hereof, on the first day of June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, each Person who is then a Participant shall automatically be granted an Option for 500 Shares.

          6.02.2 Terms of Options. The Options granted under Section 6.02.1 shall be granted to Participants on the following terms and conditions:

               (i) Exercise Price. The exercise price per Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option.

               (ii) Option Term. The term of each Option shall be five (5) years from the date of grant, provided however, that the Option shall expire upon the Participant's termination of service as a director of the Company for any reason other than Retirement, Disability or death.

               (iii) Exercisability. The Option shall become exercisable upon the expiration of three years from the date of grant or, if earlier, upon the Participant's termination of service as a director of the Company by reason of Retirement, Disability or death.

               (iv) Methods of Exercise. The exercise price of any Option may be paid in cash or Shares, or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash and (2) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. Delivery of Shares in payment of the exercise price of an Option may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

               (v)  Reload Option Rights.  Options granted under this Section
          6.02 shall have Reload Option Rights which shall entitle the holder of the Option, upon exercise of the Option or any portion thereof through delivery of previously owned Shares, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "Reload Option") (1) for a number of Shares equal to the number of full Shares delivered in payment of the option price of the original Option, (2) having an option price equal to 100% of the Fair Market Value per Share of the Common Stock on such date of grant, (3) becoming exercisable six months from such date of grant, (4) having the same expiration date as the original Option so exercised and (5) having the same other terms and conditions as apply to an Option granted under
          Section 6.02.1. Subject to the preceding sentence and the other provisions of the Plan, Reload Option Rights and Reload Options shall have such additional terms and be subject to such additional restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee. The Committee may, in its discretion, provide in an Award Agreement for such limitations on the number or frequency of exercises of Reload Option Rights, or the minimum numbers of Shares for which such rights may be exercised, as the Committee may deem advisable for the efficient administration of the Plan. Reload Option Rights granted under this Section 6.02 shall entitle the holder of an Option to be granted a Reload Option only if the underlying Option to which they relate is exercised during service as a director of the Company of the original grantee of the underlying Option. Except as otherwise specifically provided herein or required by the context, the term Option as used in this Plan shall include Reload Options granted under this paragraph.

          6.02.3 Allocation of Shares. If on any date on which Options would otherwise be granted under this Section 6.02 the number of Shares remaining available under Section 4.01 is not sufficient for each Participant otherwise entitled to the grant of an Option to be granted an Option for the full number of Shares provided in this Section 6.02, then each such

     Participant shall automatically be granted an Option for the number of whole Shares (if any) equal to (a) the number of Shares then remaining available under the Plan, multiplied by (b) a fraction of which (1) the numerator is the number of Shares for which such Participant would otherwise be granted an Option on such date and (2) the denominator is the number of Shares for which all Participants would otherwise be granted Options on such date, with any fractional shares being disregarded.

     6.03. Nature of Automatic Award Grants; Award Agreements. The grant of the Awards provided for in Section 6.02 shall be automatic and not subject to the discretion of the Committee or any other Person. However, the Committee may condition the right of a Participant to be granted any such Award upon the execution and delivery by the Participant of an Award Agreement setting forth the terms and conditions of the Award as provided herein and such other terms, conditions and restrictions, not inconsistent with the provisions of the Plan, as the Committee in its discretion may determine.

     6.04 Other Stock-Based Awards. In addition to the automatic Awards provided for in Section 6.02, the Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, stock options or purchase rights having terms and conditions similar to or different from Options granted under 6.02, Shares awarded subject to restrictions, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company under, other compensation or incentive plans, programs or arrangements of the Company for eligible Participants.

     The Committee shall determine the terms and conditions of Other Stock-Based Awards. Except as provided in the next paragraph, Shares or securities delivered pursuant to a stock option or other purchase right granted under this
Section 6.04 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

     Awards granted under this Section 6.04 may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Company (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of an Award conferring a right to purchase Shares:

          (i) granted in substitution for an outstanding Award or award shall be not less than the Fair Market Value of Shares at the date such substitute Award is granted; provided, however, that (1) the exercise, grant or purchase price per share of the substituted Award may be reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of such substitute Award, and (2) in the case of any Participant, the Committee may, in lieu of such price reduction, make an additional Award or payment to the Participant reflecting the Fair Market Value of the Award or award required to be surrendered; or

          (ii) retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award.

     6.05 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

SECTION 7.  GENERAL TERMS OF AWARDS

     7.01 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

     7.02 Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     7.03 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.04 Registration and Listing Compliance. No Award shall be paid and no Shares shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no

Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such delivery or distribution.

     7.05 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares.

SECTION 8.  ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award.

SECTION 9.  CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control of the Company, or if any Change of Control of the Company not subject to shareholder approval shall occur:

          (i) all outstanding Awards pursuant to which the Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable;

          (ii) all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse unless prior to such lapse the right to lapse of restrictions or limitations is waived or deferred by the Participant; and

          (iii) all conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

     9.02 Termination of Service Following Change of Control. If within three years following the date of any Change of Control the service of a Participant as a director of the Company shall be terminated voluntarily or involuntarily for any reason, then unless otherwise provided in the applicable Award

Agreement, and in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement, any Option or other Award granted to the Participant and outstanding on the date of the Change of Control, the payment or receipt of which is dependent upon exercise by the Participant (or other holder of the Award) shall be exercisable for a period of 90 days following the date of such termination of service but not later than the expiration date of the Award.

     9.03 Definition of Change of Control. For purposes of this Section 9, a "Change of Control" of the Company shall mean any of the following events:

          (a) The sale or other disposition by the Company of all or substantially all of its assets to a single purchaser or to a group of purchasers, other than to a corporation with respect to which, following such sale or disposition, more than eighty percent of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the outstanding Common Stock and the combined voting power of the then outstanding voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Common Stock and voting power immediately prior to such sale or disposition;

          (b) The acquisition in one or more transactions by any person or group, directly or indirectly, of beneficial ownership of twenty percent or more of the outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board; provided, however, that any acquisition by (x) the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (y) any person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act (as in effect on the effective date of the Plan) to file a statement on Schedule 13G with respect to its beneficial ownership of Common Stock and other voting securities, whether or not such person shall have filed a statement on Schedule 13G, unless such person shall have filed a statement on Schedule 13D with respect to beneficial ownership of fifteen percent or more of the Company's voting securities, shall not constitute a Change of Control;

          (c) The Company's termination of its business and liquidation of its assets;

          (d) There is consummated a merger, consolidation, reorganization, share exchange, or similar transaction involving the Company (including a triangular merger), in any case, unless immediately following such transaction: (i) all or substantially all of the persons who were the beneficial owners of the outstanding Commons Stock and outstanding voting securities of the Company immediately prior to the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of Commons Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction (including a corporation or other person which as a result of such transaction owns the Company or all or substantially all of the Company's assets through one or more subsidiaries (a "Parent Company")) in substantially the same proportion as their ownership of the Common Stock and other voting securities of the Company immediately prior to the consummation of the transaction, (ii) no person (other than the Company, any employee benefit plan sponsored or maintained by the Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company) beneficially owns, directly or indirectly, 20% or more of the outstanding shares of Common Stock or the combined voting power of the voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction and (iii) individuals who were members of the Board immediately prior to the consummation of the transaction constitute at least a majority of the members of the board of directors resulting from such transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company); or

          (e) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the entire Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved.

SECTION 10.  AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in Section 7.01, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11.  GENERAL PROVISIONS

     11.01 No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

     11.02 No Right to Directorship. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

     11.03 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Shares not yet issued or payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.04 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. To the extent consistent with the Plan, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time the Award is granted.

     11.05 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.06 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable federal law.

     11.07 Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12.  EFFECTIVE DATE AND TERM OF THE PLAN

  12.01 The effective date and date of adoption of the Plan shall be March 17, 1999, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders held on or prior to March 16, 2000 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no certificates for Shares may be delivered pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect.

                                                                       Exhibit B

                         1999 EQUITABLE RESOURCES, INC.

                            LONG-TERM INCENTIVE PLAN


SECTION 1.  PURPOSES

     1.01 The purpose of the 1999 Equitable Resources, Inc. Long-Term Incentive Plan (the "Plan") is to assist the Company in attracting, retaining and motivating employees of outstanding ability and to align their interests with those of the shareholders of the Company.

SECTION 2.  DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Award" means any Option, Restricted Stock, Performance Award or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

          2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.01.3  "Board" means the Company's Board of Directors.

          2.02.4 "Cause," when used with respect to the termination of employment of a Participant, means:

               (a) the willful and continued failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties, and which failure has not been cured within 30 days after such written demand; or

               (b) the willful and continued engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise, or

               (c) the breach by the Participant of any obligation of confidentiality owed to the Company or a Subsidiary.

          For purposes of this Section 2.02.4, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board) finding that in the good faith opinion of the Board the Participant is guilty of the conduct set forth above in clauses (a), (b) or (c) of this Section 2.02.4 and specifying the particulars thereof in detail.

          2.01.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

          2.01.6  "Change of Control" has the meaning provided in Section 9.03.

          2.01.7 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as a "non-employee director" as then defined under Rule 16b-3 and an "outside director" as then defined under Section 162(m) of the Code.

          2.01.8 "Common Stock" means shares of the common stock, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.9 "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.

          2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.01.11 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the closing price for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.01.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as such in the Award Agreement relating thereto.

          2.01.13 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a nonstatutory stock option, which is an Option not intended to be an Incentive Stock Option.

          2.01.14  "Other Stock-Based Award" means an Award, granted under
     Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          2.01.15 "Participant" means an employee of the Company or any Subsidiary, including, but not limited to, Covered Employees, who is granted an Award under the Plan.

          2.01.16 "Performance Award," "Performance Goal" and "Performance Period" shall have the meanings provided in Section 6.04.

          2.01.17 "Reload Option Rights" and "Reload Option" have the meanings provided in Section 6.02(v).

          2.01.18 "Restricted Stock" means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.

          2.01.19 "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.20 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.21 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

          2.02.1  The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)  to designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the Committee or at the election of the Participant;

          (vi) to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

          (xi) to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participant, employees and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan and, with respect to Participants who are not subject to Section 16 of the Exchange Act, to take such actions and perform such functions under the Plan as the Committee may specify. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Company or a Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

SECTION 4.  SHARES SUBJECT TO THE PLAN

     4.01 The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 3,000,000 shares of Common Stock, subject to adjustment as provided in Section 8.01.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant, the Shares covered by the Award equal to the number of Shares so delivered shall again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5.  ELIGIBILITY

     5.01 Awards may be granted only to individuals who are full-time employees (including, without limitation, employees who also are directors or officers and Covered Employees) of the Company or any Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

SECTION 6.  SPECIFIC TERMS OF AWARDS

     6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Section 7.01, or as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

     6.02 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option, except as otherwise provided in Section 7.01.

          (ii) Option Term. The term of each Option shall be determined by the Committee, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant.

          (iii) Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law), Shares, other outstanding Awards or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Company and (2) except as otherwise determined by the Committee, in its discretion, at the time the Option is granted, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.

          Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

          Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 6.02(iii), the aggregate Fair Market Value, determined as of the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to nonstatutory stock options.

          (iv) Termination of Employment. Unless otherwise determined by the Committee and reflected in the Award Agreement:

               (A) if a Participant shall die while employed by the Company or a Subsidiary or during a period following termination of employment during which an Option otherwise remains exercisable under this
          Section 6.02(iv), Options granted to the Participant, to the extent exercisable at the time of the Participant's death, may be exercised within one year after the date of the Participant's death, but not later than the expiration date of the Option, by the executor or administrator of the Participant's estate or by the Person or Persons to whom the Participant shall have transferred such right by will, by the laws of descent and distribution or, if permitted by the Committee, by inter vivos transfer.

               (B) if the employment of a Participant with the Company or a Subsidiary shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under the Company's Separation Allowance Plan, or if a Participant shall retire under the terms of any retirement plan of the Company or a Subsidiary or shall terminate his or her employment with the written consent of the Company or a Subsidiary specifically permitting such exercise, Options granted to the Participant, to the extent exercisable at the date of the Participant's termination of employment, may be exercised within 90 days after the date of termination of employment, but not later than the expiration date of the Option.

               (C) except to the extent an Option remains exercisable under paragraph (A) or (B) above or under Section 9.02, any Option granted to a Participant shall terminate immediately upon the termination of all employment of the Participant with the Company or a Subsidiary.

          (v) Reload Option Rights. Reload Option Rights if awarded with respect to an Option shall entitle the holder of the Option, upon exercise of the Option or any portion thereof through delivery of previously owned Shares, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "Reload Option") (1) for a number of Shares not exceeding the number of full Shares delivered in payment of the option price of the original Option and any withholding taxes related thereto, (2) having an option price not less than 100% of the Fair Market Value per Share of the Common Stock on such date of grant, (3) having an expiration date not later than the expiration date of the original Option so exercised and (4) otherwise having terms permissible for the grant of an Option under the Plan. Subject to the preceding sentence and the other provisions of the Plan, Reload Option Rights and Reload Options shall have such terms and be subject to such restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee. In granting Reload Option Rights, the Committee, may, in its discretion, provide for successive Reload Option grants upon the exercise of Reload Options granted thereunder. Unless otherwise determined, in its discretion, by the Committee, Reload Option Rights shall entitle the holder of an Option to be granted a Reload Option only if the underlying Option to which they relate is exercised during employment with the Company or a Subsidiary of the original grantee of the underlying Option. Except as otherwise specifically provided herein or required by the context, the term Option as used in this Plan shall include Reload Options granted hereunder.

          (vi) Individual Option Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant shall not exceed 750,000 Shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and, to the extent consistent with Section 162(m) of the Code, in accordance with Section 4.01 hereof. To the extent consistent with Section 162(m) of the Code, in applying this limitation a Reload Option shall not be deemed to increase the number of Shares covered by the original underlying Option grant.

     6.03 Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

          (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     6.04 Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Right to Payment. A Performance Award shall represent a right to receive Shares, cash, other property or any combination thereof based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award.

          (ii) Terms of Performance Awards. At the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals.

          (iii) Performance Goals. "Performance Goals" shall mean one or more preestablished, objective measures of performance during a specified Performance Period by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the Participant individually, selected by the Committee in its discretion to determine whether Performance Award has been earned in whole or in part. Performance Goals may be based on earnings per share, net income, revenue growth, revenues, expenses, return on equity, return on total capital or return on assets. Performance Goals based on such performance measures may be based either on the performance of the Company, Subsidiary or portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

          (iv) Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

          (v) Maximum Individual Performance Award Payments. With respect to all Performance Periods ending in any one calendar year, the maximum amount which may be earned by any single Participant under all Performance Awards granted under the Plan shall be limited to $1,000,000. In applying this limit, the amount of any cash or the Fair Market Value of any Shares or other property earned by a Participant shall be measured as of the close of the applicable Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

     6.05 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants, including without limitation the Short-Term Incentive Compensation Plan, the Deferred Compensation Plan and executive contracts.

     The Committee shall determine the terms and conditions of Other Stock-Based Awards. Except as provided in Section 7.01, Shares or securities delivered pursuant to a purchase right granted under this Section 6.05 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

     6.06 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

SECTION 7.  GENERAL TERMS OF AWARDS

     7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under the Management Incentive Compensation Plan, or any other plan, program or arrangement of the Company or any Subsidiary (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary, except that an Incentive Stock Option may not be granted in tandem with other Awards or awards. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option or the purchase price of any other Award conferring a right to purchase Shares:

          (i) granted in substitution for an outstanding Award or award shall be not less than the Fair Market Value of Shares at the date such substitute Award is granted; provided, however, that (1) except in the case of (a) an Incentive Stock Option or (b) an Option granted to a Covered Employee, the exercise, grant or purchase price per share of the substituted Award may be reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of such substitute Award, and (2) in the case of any Participant, the Committee may, in lieu of such price reduction, make an additional Award or payment to the Participant reflecting the Fair Market Value of the Award or award required to be surrendered; or

          (ii) retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award.

     7.02 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

     7.03 Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     7.04 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

     7.05 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee. Such rules and procedures or determinations may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

     7.06 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.07 Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Company and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

     7.08 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

SECTION 8.  ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that (1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code and (2) with respect to Options or Performance Awards held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria of, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that (1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code and (2) with respect to Options or Performance Awards held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code.

SECTION 9.  CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control of the Company, or if any Change of Control of the Company not subject to shareholder approval shall occur:

          (i) all outstanding Awards pursuant to which the Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable;

          (ii) all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse unless prior to such lapse the right to lapse of restrictions or limitations is waived or deferred by the Participant; and

          (iii) all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

     9.02 Termination of Employment Following Change of Control. If within three years following the date of any Change of Control the employment of a Participant shall be terminated voluntarily or involuntarily for any reason other than for Cause, then unless otherwise provided in the applicable Award Agreement, and in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement, any Option or other Award granted to the Participant and outstanding on the date of the Change of Control, the payment or receipt of which is dependent upon exercise by the Participant (or other holder of the Award) shall be exercisable for a period of 90 days following the date of such termination of employment but not later than the expiration date of the Award.

     9.03 Definition of Change of Control. For purposes of this Section 9, a "Change of Control" of the Company shall mean any of the following events:

          (a) The sale or other disposition by the Company of all or substantially all of its assets to a single purchaser or to a group of purchasers, other than to a corporation with respect to which, following such sale or disposition, more than eighty percent of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the outstanding Common Stock and the combined voting power of the then outstanding voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Common Stock and voting power immediately prior to such sale or disposition;

          (b) The acquisition in one or more transactions by any person or group, directly or indirectly, of beneficial ownership of twenty percent or more of the outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board; provided, however, that any acquisition by (x) the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (y) any person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act (as in effect on the effective date of the Plan) to file a statement on Schedule 13G with respect to its beneficial ownership of Common Stock and other voting securities, whether or not such person shall have filed a statement on
     Schedule 13G, unless such person shall have filed a statement on Schedule 13D with respect to beneficial ownership of fifteen percent or more of the Company's voting securities, shall not constitute a Change of Control;

          (c) The Company's termination of its business and liquidation of its assets;

          (d) There is consummated a merger, consolidation, reorganization, share exchange, or similar transaction involving the Company (including a triangular merger), in any case, unless immediately following such transaction: (i) all or substantially all of the persons who were the beneficial owners of the outstanding Commons Stock and outstanding voting securities of the Company immediately prior to the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of Commons Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction (including a corporation or other person which as a result of such transaction owns the Company or all or substantially all of the Company's assets through one or more subsidiaries (a "Parent Company")) in substantially the same proportion as their ownership of the Common Stock and other voting securities of the Company immediately prior to the consummation of the transaction, (ii) no person (other than the Company, any employee benefit plan sponsored or maintained by the Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company) beneficially owns, directly or indirectly, 20% or more of the outstanding shares of Common Stock or the combined voting power of the voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction and (iii) individuals who were members of the Board immediately prior to the consummation of the transaction constitute at least a majority of the members of the board of directors resulting from such transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company); or

          (e) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the entire Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved.

SECTION 10.  AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in Section 7.02, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that except as provided in Section 7.02, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11.  GENERAL PROVISIONS

     11.01 No Right to Awards; No Shareholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees, except as provided in any other compensation arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

     11.02 Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Shares or make any cash or other payment under the Plan until such obligations are satisfied.

     The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     11.03 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation arrangement.

     11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.05 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the
Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

     11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.07 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

     11.08 Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12.  EFFECTIVE DATE AND TERM OF THE PLAN

     12.01 The effective date and date of adoption of the Plan shall be March 17, 1999, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders held on or prior to March 16, 2000 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect. Absent additional shareholder approval, (1) no Performance Award may be granted under the Plan subsequent to the Company's Annual Meeting of Shareholders in 2004, (2) no Performance Period for any Performance Award granted under the Plan may end later than December 31, 2007 and (3) no other Award may be granted under the Plan subsequent to March 16, 2009, except that Reload Options may be granted pursuant to Reload Option Rights then outstanding.

[LOGO OF EQUITABLE RESOURCES]                               One Oxford Centre
                                                            Suite 3300
                                                            Pittsburgh, PA 15219


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

Audrey C. Moeller and Johanna G. O'Loughlin are, and each of them is, hereby appointed as proxies of the undersigned to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 26, 1999, at 10 a.m., in the Union Trust Building at Two Mellon Bank Center, 501 Grant Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of directors and FOR
Item 2, Item 3 and Item 4 and will vote in their discretion on such other matters that may properly come before the meeting.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for the substitution if any nominee becomes unavailable for election for any reason.

This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director and FOR Item 2, Item 3 and Item 4.


Please Sign and Date on the Reverse Side and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                               Please mark
                                                              your votes as [X]
                                                               indicated in
                                                               this example



The Board of Directors recommends a vote FOR Item 1, Item 2, Item 3 and Item 4.


1.  Election of Directors     Nominees: Phyllis A. Domm, Ed. D., James E. Rohr
                                        and David S. Shapira

                      FOR                     WITHHELD
                      [_]                       [_]


(INSTRUCTIONS: To withhold authority to vote for particular nominees, write that nominee's name in the space provided here.)


------------------------------------------------------


2.  Ratify Appointment of Ernst & Young LLP as Auditors

              FOR                    AGAINST                    ABSTAIN
              [_]                      [_]                        [_]


3.  1999 Non-Employee Director's Stock Incentive Plan

              FOR                    AGAINST                    ABSTAIN
              [_]                      [_]                        [_]


4.  1999 Long-Term Incentive Plan

              FOR                    AGAINST                    ABSTAIN
              [_]                      [_]                        [_]


                                        THIS PROXY SHOULD BE SIGNED EXACTLY AS
                                        NAME APPEARS HEREON.



                                        Executors, administrators, trustees,
                                        etc., should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.